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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                Date of Report
                       (Date of earliest event reported)
                                  May 8, 1997


                      GEMSTAR INTERNATIONAL GROUP LIMITED
            (Exact name of registrant as specified in its charter)


        British Virgin
            Islands                      0-26878                    N/A
  (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)

135 North Los Robles Avenue, Suite 800
        Pasadena, California                              91101
(Address of principal executive offices)                (Zip Code)


                                (818) 792-5700
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
------    ------------------------------------

          The merger (the "Merger") of StarSight Telecast, Inc. ("StarSight"), a California corporation, with and into G/S Acquisition Subsidiary ("Sub"), a California corporation and wholly owned subsidiary of Gemstar International Group Limited (the "Company"), a British Virgin Islands corporation, with StarSight continuing as the surviving corporation and a wholly owned subsidiary of the Company, was consummated on May 8, 1997 pursuant to the Agreement and Plan of Merger, dated as of December 23, 1996, by and among the Company, StarSight and Sub (the "Merger Agreement").

          Upon consummation of the Merger, (i) each share of StarSight's common stock, no par value ("StarSight Common Stock"), issued and outstanding as of the time the Merger became effective on May 8, 1997 (the "Effective Time") was converted into 0.6062 shares (the "Exchange Ratio") of the Company's ordinary shares, par value $.01 per share ("Ordinary Shares"); no fractional shares of Gemstar Ordinary Shares were or will be issued in the Merger and in lieu thereof, a cash payment was or will be made in accordance with the terms of the Merger Agreement; (ii) each stock option to purchase shares of StarSight's Common Stock (the "StarSight Stock Options") outstanding immediately prior to the Effective Time under Starsight's 1989 Stock Incentive Program which had not been exercised as of the Effective Time in accordance with its terms, was assumed by the Company such that each StarSight Stock Option is deemed to constitute an option to acquire, on substantially the same terms and conditions as were applicable under such StarSight Stock Option, the number, rounded down to the nearest whole integer, of full shares of Ordinary Shares the holder of such StarSight Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such StarSight Stock Option in full, including as to unvested shares, immediately prior to the Effective Time, at a price per share equal to (y) the exercise price per share for the shares of StarSight Common Stock otherwise purchasable pursuant to such StarSight Stock Option divided by (z) the Exchange Ratio, with such exercise price per share rounded up to the nearest whole cent; and (iii) each stock purchase warrant issued by StarSight to purchase shares of StarSight Common Stock (collectively, the "StarSight Warrants"), was in accordance with its terms, adjusted (an "Adjusted Warrant") to become exercisable for, or exchangeable for a new warrant (on substantially the same terms) that is exercisable for, the number of shares of Gemstar Ordinary Shares equal to the Warrant Conversion Number (as defined below). The exercise price of any Adjusted Warrant is an amount equal to the exercise price of the Warrant related to such Adjusted Warrant as of the date of the Merger Agreement divided by the Exchange Ratio. The "Warrant Conversion Number" for any Adjusted Warrant is equal to the number of shares purchasable pursuant to the StarSight Warrant related to such Adjusted Warrant as of the date of the Merger Agreement multiplied by the Exchange Ratio.

          The Exchange Ratio and other terms of the Merger Agreement were arrived at through arm's length negotiations between the Company and its advisers and StarSight and its advisers.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
------    ------------------------------------------------------------------

          (a) Financial Statements of StarSight Telecast, Inc. (Business Acquired).

          StarSight's audited balance sheets as of December 31, 1996 and 1995 and the related audited statements of operations, shareholders' equity and cash flows for the twelve months ended December 31, 1996 and 1995, the six months ended December 31, 1994 and the twelve months ended June 30, 1994 (collectively, the "Audited Financial Statements") are incorporated herein by reference to "Item 8, Financial Statements and Supplementary Data" of Appendix P to the Final Joint Proxy Statement/Prospectus filed by the Company pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on April 18, 1997. As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the unaudited interim financial statements of StarSight required by this Item 7(a). Accordingly, in accordance with Item 7(a)(4) of Form 8-K, such interim financial statements will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K must have been filed.

          (b) Pro Forma Financial Information.

          The pro forma financial information which is based in part upon the Audited Financial Statements is incorporated herein by reference to the section entitled "Unaudited Pro Forma Condensed Combined Financial Statements" in the Final Joint Proxy Statement/Prospectus filed by the Company pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on April 18, 1997. As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the interim pro forma financial information required by this Item 7(b). Accordingly, in accordance with Item 7(b)(2) of Form 8-K, such interim pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K must have been filed.

          (c)  Exhibits.

          2.1 Agreement and Plan of Merger, dated as of December 23, 1996, by and among the Company, StarSight and Sub (incorporated by reference to Appendix A to the Final Joint Proxy
               Statement/Prospectus filed by the Company pursuant to Rule 424(b) on April 18, 1997).

          23.1 Consent of Deloitte & Touche LLP.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         GEMSTAR INTERNATIONAL GROUP LIMITED



Date:  May 22, 1997      By: /s/ LARRY GOLDBERG
                            -------------------------------
                            Larry Goldberg
                            Secretary and Corporate Counsel

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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.
--------------
2.1 Agreement and Plan of Merger, dated as of December 23, 1996, by and among the Company, StarSight and Sub (incorporated by reference to Appendix A to the Final Joint Proxy
                 Statement/Prospectus filed by the Company pursuant to Rule 424(b) on April 18, 1997).

23.1             Consent of Deloitte & Touche LLP.

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